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                                                                    EXHIBIT 99.1

      CERTIFICATE PURSUANT TO 10 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of their knowledge, hereby certify that the report of Newnan Coweta Bancshares, Inc., filed on Form 10-QSB for the period ended June 30, 2002: (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of Newnan Coweta Bancshares, Inc.



/s/ James B. Kimsey                                         8-9-02
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James B. Kimsey, President and                           Date
Chief Executive Officer



/s/ Ann B. Bledsoe                                          8-9-02
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Ann B. Bledsoe, Chief                                    Date
Financial Officer